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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                             The Securities Act of 1934



        Date of Report (Date of earliest event reported)   February 4, 1998
                                                         -------------------



                             PINNACLE MICRO, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         California                     0-21892                33-0238563
----------------------------    ------------------------    ----------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)



             140 Technology, Irvine, California                   92618
          ----------------------------------------              ---------
          (Address of principal executive offices)              (Zip Code)



    Registrant's telephone number, including area code    (714) 789-3000
                                                       --------------------



-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

     On February 4, 1998, Pinnacle Micro, Inc. (the "Company") was notified by the Nasdaq Stock Market, Inc. that the Company's securities were delisted from the Nasdaq National Market effective as of the close of business on February 4, 1998. The Company is currently investigating alternatives concerning the listing of its securities.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                       PINNACLE MICRO, INC.


                                       /s/  WILLIAM BLUM
February 4, 1998                       -------------------------------------
                                       William Blum, Chief Executive Officer






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